NOTES PAYABLE (RESTATED) - Principal due under note payable (Details) - USD ($)	Mar. 31, 2026	Dec. 31, 2025	Dec. 31, 2024
NOTES PAYABLE (RESTATED)
Notes Payable	$ 8,083,445	$ 6,143,837	$ 3,500,000
Less: Debt Discount	(24,457)	(19,845)	(37,485)
Notes payable, net	8,058,988	6,123,992	3,462,515
Less: Current portion	(7,308,988)	$ (6,123,992)	$ (3,462,515)
Total: Non-current portion	$ 750,000